                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 15, 2002

                        Travelers Property Casualty Corp.

             (Exact Name of Registrant as Specified in Its Charter)

            Connecticut            001-31266           06-1008174
          (State or Other         (Commission         (IRS Employer
          Jurisdiction of        File Number)      Identification No.)
          Incorporation)



                  One Tower Square, Hartford, Connecticut 06183
               (Address of principal executive offices) (Zip Code)


                                 (860) 277-0111
              (Registrant's telephone number, including area code)

                        Travelers Property Casualty Corp.

                           Current Report on Form 8-K

ITEM 5.  OTHER EVENTS.

On April 15, 2002, in its first quarter as a public company, Travelers Property Casualty Corp. reported $326.6 million in operating income or $0.41 per share, fully diluted. Had the additional shares issued in connection with its initial public offering been outstanding for the entire quarter, fully diluted operating income per share would have been $0.33.

      "We have emerged from a successful initial public offering as a strong, well-capitalized public company," according to Robert I. Lipp, Chairman and Chief Executive Officer. "I am pleased with our first quarter operating results and feel that we are off to a good start."

      On March 22, Travelers Property Casualty completed its initial public offering of 231 million shares of class A common stock in the largest ever IPO in the U.S. insurance sector and the fifth largest IPO in U.S. history.

      Operating income was $326.6 million in the first quarter of 2002, compared to $314.3 million and $348.8 million in the fourth and first quarters of 2001, respectively. A major contributor to the year-over-year reduction in operating income was an expected decline in net investment income of $24.5 million, after tax, resulting from realized gains taken in 2001, declining interest rates, and a reduction in investable funds due to dividend and debt payments to Citigroup in recent years. In addition, the first quarter of 2001 benefited from favorable prior year reserve development in Commercial Lines.

      During the 2002 quarter, the company adopted new accounting standards relating to goodwill and other intangible assets (FAS 141 and 142), the effect of which was a cumulative charge of $242.6 million, after-tax, or $0.30 per share and the elimination of goodwill amortization.

CONSOLIDATED OPERATING RESULTS



 ($ millions)                                1Q            4Q             1Q
                                            2002          2001           2001
--------------------------------------------------------------------------------
Operating income                          $326.6         $314.3         $348.8
Realized investment gains (losses)          18.9          (10.2)         125.3
Restructuring charge                         (.8)           (.8)            --
Cumulative effect of changes in
   accounting principles                  (242.6)            --            4.5
--------------------------------------------------------------------------------
Net income                                $102.1         $303.3         $478.6
--------------------------------------------------------------------------------

      "There are a number of major positive trends underlying our performance in the quarter," said Mr. Lipp. "Rates are increasing across all major lines, including average increases in excess of 20% in our core Commercial Lines mid-size business market and average increases of approximately 9% in our Personal Lines business. Customer retention levels are strong and, as a result of these factors, revenues are rising. At the same time, we are seeing loss trends continuing to rise, which require us to keep our focus on underwriting discipline and expense management."

COMMERCIAL LINES FUNDAMENTALS STRONG

      Operating income for the first quarter of 2002 was $277.6 million compared to $277.9 million and $300.7 million in the fourth and first quarters of 2001, respectively. First quarter 2002 results were positively affected by rate increases in excess of loss cost trends and lower expenses, reflecting the elimination of goodwill amortization. However, lower net investment income in 2002 and favorable prior year reserve development in the first quarter of 2001 more than offset these earnings improvements.

      Net written premiums rose 17% to $1.688 billion over the first quarter of 2001 as a result of rate increases in all lines of business, improvement in new business volumes and the addition of the Northland and CitiCapital companies in the fourth quarter of 2001, partly offset by our disciplined approach to underwriting and risk selection and increased reinsurance costs. Rate increases were particularly strong in our core mid-size business market, exceeding 20%. Fees for services provided to self-insured companies and residual markets also rose during the quarter.

      The statutory combined ratio for the quarter was 101.3% compared to 100.7% and 99.8% in the fourth and first quarters of 2001, respectively. These ratios reflect the factors described above.

PERSONAL LINES RATES INCREASING

      Operating income of $71.2 million compared to $60.1 million and $96.4 million in the fourth and first quarters of 2001, respectively. First quarter 2002 results reflect recent improvements in premium rates and, to a lesser degree, the accounting change for goodwill. Catastrophe losses, after tax, were $10.4 million in the first quarter of 2002, which compares to $2.3 million in the fourth quarter of 2001 and no catastrophe losses in the first quarter of 2001.

      Net written premiums increased 10% over the first quarter of 2001 to $1.037 billion, reflecting average renewal price increases of 9%. These rate increases and the benefits of other underwriting actions initiated in 2001 are now exceeding the rise in loss costs. The statutory combined ratio for the first quarter of 2002 was 101.5%, compared to 102.2% in the fourth quarter of 2001. The unfavorable impact of rising loss costs in 2001 resulted in an increase in the statutory combined ratio from a low of 98.0% in the first quarter to 102.3% for the full year of 2001.

INTEREST EXPENSE AND OTHER DECLINES ON LOWER DEBT

      Interest Expense and Other was an after tax charge of $22.2 million in the first quarter 2002 compared to $23.7 million and $48.3 million in the fourth and first quarters of 2001, respectively. The primary component of Interest Expense and Other for each quarter was interest expense, which amounted to $23.3 million in the first quarter 2002, $26.1 million in the fourth quarter 2001 and $42.7 million in the first quarter 2001, all after tax. The reduction in interest expense is due to lower average debt levels and lower interest rates. The decrease in debt levels was primarily due to repayments of debt obligations to Citigroup.

FORWARD-LOOKING STATEMENTS

      Certain of the statements contained herein that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. The Company's actual results may differ materially from those included in the forward-looking statements. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "intend," "estimate," "target," "may increase," "may fluctuate," "may result in," "are projected," and similar expressions. These forward-looking statements involve risks and uncertainties including, but not limited to, the following: general economic conditions, including the performance of financial markets and interest rates.

                                       ###

A financial summary follows. Additional financial, statistical and business-related information, as well as business and segment trends, is included in the Financial Supplement.

SUMMARY OF FINANCIAL INFORMATION               TRAVELERS PROPERTY CASUALTY CORP.
(in millions, except per share
  and percentage data)


                                                      1Q            4Q           1Q
                                                     2002          2001          2001
-------------------------------------------------------------------------------------
OPERATING INCOME                                $   326.6     $   314.3     $   348.8
Realized investment gains (losses)                   18.9         (10.2)        125.3
Restructuring charge                                  (.8)          (.8)           --
Cumulative effect of changes in accounting
 principles                                        (242.6)           --           4.5
-------------------------------------------------------------------------------------
Net income                                          102.1         303.3         478.6
Goodwill amortization                                  --          20.6          17.9
-------------------------------------------------------------------------------------
Adjusted net income                             $   102.1     $   323.9     $   496.5
-------------------------------------------------------------------------------------

BASIC AND DILUTED EARNINGS PER SHARE:
OPERATING INCOME                                $    0.41     $    0.41     $    0.45
Realized investment gains (losses)                   0.02         (0.02)         0.16
Cumulative effect of changes in
  accounting principles                             (0.30)           --          0.01
-------------------------------------------------------------------------------------
Net income                                           0.13          0.39          0.62
Goodwill amortization                                 --           0.03          0.03
-------------------------------------------------------------------------------------
Adjusted net income                             $    0.13     $    0.42     $    0.65
-------------------------------------------------------------------------------------

Dividends declared (1)                          $ 5,252.5     $      --     $    50.0
Basic and diluted weighted average number of
 common shares outstanding and common stock
 equivalents                                        794.7         769.0         769.0
Common shares outstanding at period end           1,000.0         769.0         769.0
-------------------------------------------------------------------------------------

PRO FORMA EARNINGS PER SHARE (2):
OPERATING INCOME                                $    0.33     $    0.31     $    0.35
Realized investment gains (losses)                   0.01         (0.01)         0.13
Cumulative effect of changes
 in accounting principles                           (0.24)           --            --
-------------------------------------------------------------------------------------
Net income                                           0.10          0.30          0.48
Goodwill amortization                                  --          0.02          0.02
-------------------------------------------------------------------------------------
Adjusted net income                             $    0.10     $    0.32     $    0.50
-------------------------------------------------------------------------------------

OPERATING INCOME (LOSS) BY SEGMENT
 Commercial Lines                               $   277.6     $   277.9     $   300.7
 Personal Lines                                      71.2          60.1          96.4
 Interest Expense and Other                         (22.2)        (23.7)        (48.3)
-------------------------------------------------------------------------------------
                                                $   326.6     $   314.3     $   348.8
-------------------------------------------------------------------------------------

REVENUES
 Premiums                                       $ 2,584.6     $ 2,574.0     $ 2,231.9
 Net investment income                              487.8         498.8         528.8
 Fee income                                         102.7          92.6          77.7
 Realized investment gains (losses)                  28.8         (15.4)        192.3
 Other income                                        28.8          26.9          27.4
-------------------------------------------------------------------------------------
                                                $ 3,232.7     $ 3,176.9     $ 3,058.1
-------------------------------------------------------------------------------------

SUMMARY OF FINANCIAL INFORMATION               TRAVELERS PROPERTY CASUALTY CORP.
(in millions, except per
  share and percentage data)

                                              1Q          4Q           1Q
                                             2002         2001         2001
-------------------------------------------------------------------------------------
REVENUES BY SEGMENT EXCLUDING REALIZED
 INVESTMENT GAINS (LOSSES)
 Commercial Lines                          $2,047.4     $2,016.2     $1,791.2
 Personal Lines                             1,155.4      1,155.7      1,076.1
 Interest Expense and Other                     1.1         20.4         (1.5)
-------------------------------------------------------------------------------------
                                           $3,203.9     $3,192.3     $2,865.8
-------------------------------------------------------------------------------------

NET WRITTEN PREMIUMS
 Commercial Lines                          $1,687.7     $1,547.7     $1,444.9
 Personal Lines                             1,037.4      1,034.2        942.8
-------------------------------------------------------------------------------------
                                           $2,725.1     $2,581.9     $2,387.7
-------------------------------------------------------------------------------------

STATUTORY COMBINED RATIO
 Loss and loss adjustment expense ratio        74.9%        74.3%        70.7%
 Other underwriting expense ratio              26.5%        27.0%        28.4%
-------------------------------------------------------------------------------------
 Combined ratio                               101.4%       101.3%        99.1%
-------------------------------------------------------------------------------------


(1) 1Q02 dividends were primarily paid in the form of notes which were partially prepaid from the $4.1 billion of net proceeds from the March 22, 2002 initial public offering and the issuance of $0.9 billion of convertible notes.

(2) Pro forma earnings per share (basic and diluted) has been computed assuming the 231.0 million shares issued in connection with the March 22, 2002 initial public offering were outstanding for all periods presented.

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
FINANCIAL SUPPLEMENT - FIRST QUARTER 2002

TRAVELERS PROPERTY CASUALTY CORP. IS ONE OF THE LARGEST PROPERTY AND CASUALTY INSURANCE COMPANIES IN THE UNITED STATES. THE COMPANY IS ENGAGED IN PROVIDING A WIDE RANGE OF COMMERCIAL AND PERSONAL PROPERTY AND CASUALTY INSURANCE PRODUCTS AND SERVICES TO BUSINESSES, ASSOCIATIONS AND INDIVIDUALS.

                                                           2002 First Quarter Financial Highlights

                                                                                                 3Q
                                                  1Q              2Q            3Q              2001              4Q          1Q
                                                2001             2001           2001         Adjusted (2)        2001        2002
                                                ----             ----           ----         ------------        ----        ----
Operating income (loss) (millions) (1)        $ 348.8           $ 314.3       $ (121.7)         $ 367.8         $ 314.3     $ 326.6
Net income (loss) (millions)                  $ 478.6           $ 343.4        $ (59.9)         $ 429.6         $ 303.3     $ 102.1
Adjusted net income (loss) (millions) (3)     $ 496.5           $ 361.3        $ (42.0)         $ 447.5         $ 323.9     $ 102.1

Earnings per share (basic and diluted):
Operating income (loss)                        $ 0.45            $ 0.41        $ (0.16)          $ 0.48          $ 0.41      $ 0.41
Net income (loss)                              $ 0.62            $ 0.45        $ (0.08)          $ 0.56          $ 0.39      $ 0.13
Adjusted net income (loss) (3)                 $ 0.65            $ 0.47        $ (0.05)          $ 0.58          $ 0.42      $ 0.13

Pro forma earnings per share (4):
Operating income (loss)                        $ 0.35            $ 0.31        $ (0.12)          $ 0.37          $ 0.31      $ 0.33
Net income (loss)                              $ 0.48            $ 0.34        $ (0.06)          $ 0.43          $ 0.30      $ 0.10
Adjusted net income (loss) (3)                 $ 0.50            $ 0.36        $ (0.04)          $ 0.45          $ 0.32      $ 0.10

Total assets, at period end (billions)         $ 54.8            $ 53.4         $ 56.4           $ 56.4          $ 57.8      $ 57.9
Total equity, at period end (billions)          $ 9.9             $ 9.9         $ 10.1           $ 10.1          $ 10.7      $  9.6

Book value per share, at period end           $ 12.84           $ 12.89        $ 13.08          $ 13.08         $ 13.90      $ 9.63
Book value per share, excluding
  FAS 115, at period end                      $ 12.24           $ 12.48        $ 12.41          $ 12.41         $ 13.58      $ 9.56

Return on equity                                14.7%              12.7%          (4.9)%          14.4%            12.2%       12.9%
Return on equity, excluding FAS 115             15.4%              13.2%          (5.1)%          15.0%            12.7%       13.1%

Weighted average number of common
  shares outstanding and common stock
  equivalents (basic and diluted) (millions)    769.0             769.0          769.0            769.0           769.0       794.7
Common shares outstanding at
  period end (millions)                         769.0             769.0          769.0            769.0           769.0     1,000.0

This report has been restated to reflect the corporate reorganization of Travelers Property Casualty Corp. (TPC, formerly known as The Travelers Insurance Group Inc.).

(1) Operating income excludes realized investment gains (losses), restructuring charges and the cumulative effect of changes in accounting principles, and is reflected net of tax.

(2) The 3Q01 operating loss and net loss include a charge of $489.5 million related to the terrorist attack on September 11, 2001. This also impacted ROE for the quarter. The 3Q01 adjusted excludes the effect of this event. Assets, equity and book value have not been adjusted.

(3) Adjusted to exclude goodwill amortization effective January 1, 2002 due to the adoption of Statement of Financial Accounting Standards No. 142 "Goodwill and Other Intangible Assets."

(4) Pro forma earnings per share (basic and diluted) has been computed assuming the 231.0 million shares issued from the March 22, 2002 initial public offering were issued and outstanding for all periods presented.

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
AFTER-TAX INCOME BY SOURCE

(in millions)

                                                                  1Q            2Q             3Q             4Q             1Q
                                                                 2001          2001            2001           2001          2002
                                                                 ----          ----            ----           ----          ----
Property Casualty Operations
  Underwriting:
    Commercial Lines (1)                                       $   (11.2)     $   (18.2)     $  (417.8)     $   (20.6)    $   (12.9)
    Personal Lines (1)                                               3.3          (35.7)         (45.8)         (22.8)        (17.4)
                                                               ---------      ---------      ---------      ---------     ---------
  Total GAAP underwriting loss                                      (7.9)         (53.9)        (463.6)         (43.4)        (30.3)
                                                               ---------      ---------      ---------      ---------     ---------
    Other income                                                    18.0           26.6           13.4           15.0          18.7
    Net investment income                                          387.0          379.5          353.0          366.4         360.4
    Effective tax rate on net investment income                     27.1%          27.0%          26.2%          26.2%         26.0%
                                                               ---------      ---------      ---------      ---------     ---------
Operating income (loss) from Property Casualty Operations          397.1          352.2          (97.2)         338.0         348.8
Operating loss from Interest Expense and Other                     (48.3)         (37.9)         (24.5)         (23.7)        (22.2)
                                                               ---------      ---------      ---------      ---------     ---------
Total operating income (loss)                                      348.8          314.3         (121.7)         314.3         326.6
Realized investment gains (losses)                                 125.3           32.2           62.6          (10.2)         18.9
Restructuring charges (2)                                             --           (1.8)          (0.8)          (0.8)         (0.8)
Cumulative effect of changes in accounting for :
  Derivative instruments and hedging activities, net of tax          4.5             --             --             --            --
  Securitized financial assets, net of tax                            --           (1.3)            --             --            --
  Goodwill and other intangible assets, net of tax                    --             --             --             --        (242.6)
                                                               ---------      ---------      ---------      ---------     ---------
Net income (loss)                                                  478.6          343.4          (59.9)         303.3         102.1
Goodwill amortization                                               17.9           17.9           17.9           20.6            --
                                                               ---------      ---------      ---------      ---------     ---------
Adjusted net income (loss)                                     $   496.5      $   361.3      $   (42.0)     $   323.9     $   102.1
                                                               =========      =========      =========      =========     =========

Earnings per share (basic and diluted)
Operating income (loss)                                        $    0.45      $    0.41      $   (0.16)     $    0.41     $    0.41
Realized investment gains (losses)                                  0.16           0.04           0.08          (0.02)         0.02
Cumulative effect of changes in accounting principles               0.01             --             --             --         (0.30)
                                                               ---------      ---------      ---------      ---------     ---------
Net income (loss)                                                   0.62           0.45          (0.08)          0.39          0.13
Goodwill amortization                                               0.03           0.02           0.03           0.03            --
                                                               ---------      ---------      ---------      ---------     ---------
Adjusted net income (loss)                                     $    0.65      $    0.47      $   (0.05)     $    0.42     $    0.13
                                                               =========      =========      =========      =========     =========

Pro forma earnings per share (3)
Operating income (loss)                                        $    0.35      $    0.31      $   (0.12)     $    0.31     $    0.33
Realized investment gains (losses)                                  0.13           0.03           0.06          (0.01)         0.01
Cumulative effect of changes in accounting principles                 --             --             --             --         (0.24)
                                                               ---------      ---------      ---------      ---------     ---------
Net income (loss)                                                   0.48           0.34          (0.06)          0.30          0.10
Goodwill amortization                                               0.02           0.02           0.02           0.02            --
                                                               ---------      ---------      ---------      ---------     ---------
Adjusted net income (loss)                                     $    0.50      $    0.36      $   (0.04)     $    0.32     $    0.10
                                                               =========      =========      =========      =========     =========

Dividends declared (4)                                         $    50.0      $   318.5      $   157.5      $      --     $ 5,252.5


(1) 3Q01 includes the effect of the terrorist attack on September 11, 2001, which resulted in a decrease of $447.9 million and $41.6 million in Commercial Lines and Personal Lines, respectively.

(2)   Includes accelerated depreciation related to restructuring activities.

(3) Pro forma earnings per share (basic and diluted) has been computed assuming the 231.0 million shares issued from the March 22, 2002 initial public offering were issued and outstanding for all periods presented.

(4) 1Q02 dividends were primarily paid in the form of notes which were partially prepaid from the $4.1 billion of net proceeds from the March 22, 2002 initial public offering and the issuance of $0.9 billion of convertible notes.

TRAVELERS PROPERTY CASUALTY CORP.
CONSOLIDATED STATEMENT OF INCOME                        [TRAVELERS LOGO]



(in millions)


                                                                        1Q         2Q           3Q           4Q           1Q
                                                                       2001       2001         2001          2001        2002
                                                                     --------    --------     --------     --------     --------
Revenues
Premiums                                                             $2,231.9    $2,290.8     $2,314.2     $2,574.0     $2,584.6
Net investment income                                                   528.8       518.3        488.1        498.8        487.8
Fee income                                                               77.7        83.9         93.2         92.6        102.7
Realized investment gains (losses)                                      192.3        49.3         96.3        (15.4)        28.8
Other revenues                                                           27.4        40.7         20.7         26.9         28.8
                                                                     --------    --------     --------     --------     --------
   Total revenues                                                     3,058.1     2,983.0      3,012.5      3,176.9      3,232.7
                                                                     --------    --------     --------     --------     --------

Claims and expenses

Claims and claim adjustment expenses*                                 1,624.8     1,757.4      2,428.5      1,954.0      1,986.1
Amortization of deferred acquisition costs                              348.5       373.9        380.8        435.5        426.4
Interest expense                                                         65.7        52.7         46.4         40.1         35.8
General and administrative expenses                                     350.9       329.3        309.4        343.6        330.1
                                                                     --------    --------     --------     --------     --------
   Total claims and expenses                                          2,389.9     2,513.3      3,165.1      2,773.2      2,778.4
                                                                     --------    --------     --------     --------     --------

Income (loss) before federal income taxes and cumulative
  effect of changes in accounting principles                            668.2       469.7       (152.6)       403.7        454.3
Federal income taxes (benefit)                                          194.1       125.0        (92.7)       100.4        109.6
                                                                     --------    --------     --------     --------     --------
Income (loss) before cumulative effect of changes
  in accounting principles                                              474.1       344.7        (59.9)       303.3        344.7
Cumulative effect of changes in accounting for:
  Derivative instruments and hedging activities, net of tax               4.5          --           --           --           --
  Securitized financial assets, net of tax                                 --        (1.3)          --           --           --
  Goodwill and other intangible assets, net of tax                         --          --           --           --       (242.6)
                                                                     --------    --------     --------     --------     --------
Net income (loss)                                                    $  478.6    $  343.4     $  (59.9)    $  303.3     $  102.1
                                                                     ========    ========     ========     ========     ========

Operating income (loss)                                              $  348.8    $  314.3     $ (121.7)    $  314.3     $  326.6

*Includes pre-tax

   Catastrophe losses, net of reinsurance                            $   12.6    $   84.0     $  753.0     $    6.7     $   16.0
   Asbestos and environmental losses                                 $   49.0    $   50.0     $   49.0     $   87.0     $   64.0


TRAVELERS PROPERTY CASUALTY CORP.                     [TRAVELERS LOGO]
CONSOLIDATED STATEMENT OF INCOME - PROPERTY CASUALTY OPERATIONS ONLY (EXCLUDES INTEREST EXPENSE AND OTHER) - (1)
(in millions)

                                                                          1Q          2Q           3Q           4Q           1Q
                                                                          2001       2001         2001         2001         2002
                                                                        --------    --------     --------     --------     --------
Revenues
  Premiums                                                              $2,231.9    $2,290.8     $2,314.2     $2,557.9     $2,584.6
  Net investment income                                                    530.9       519.6        478.0        496.4        486.7
  Fee income                                                                77.7        83.9         93.2         92.6        102.7
  Realized investment gains (losses)                                       192.7        48.9         98.3        (15.0)        28.5
  Other revenues                                                            26.8        40.6         20.7         25.0         28.8
                                                                        --------    --------     --------     --------     --------
     Total revenues                                                      3,060.0     2,983.8      3,004.4      3,156.9      3,231.3
                                                                        --------    --------     --------     --------     --------

Claims and expenses

  Claims and claim adjustment expenses                                   1,615.9     1,754.1      2,421.2      1,935.3      1,978.7
  Policyholder dividends                                                     8.9         3.3          7.3          8.8          7.4
  Amortization of deferred acquisition costs                               348.5       373.9        380.8        431.9        426.4
  General and administrative expenses                                      344.3       325.6        308.6        340.4        330.8
                                                                        --------    --------     --------     --------     --------
     Total claims and expenses                                           2,317.6     2,456.9      3,117.9      2,716.4      2,743.3
                                                                        --------    --------     --------     --------     --------

  Income (loss) before federal income taxes and cumulative
    effect of changes in accounting principles                             742.4       526.9       (113.5)       440.5        488.0
  Federal income taxes (benefit)                                           219.7       144.6        (79.4)       113.1        121.3
                                                                        --------    --------     --------     --------     --------

Income (loss) before cumulative effect of changes in
  accounting principles                                                    522.7       382.3        (34.1)       327.4        366.7
Cumulative effect of changes in accounting for:
  Derivative instruments and hedging activities, net of tax                  4.5          --           --           --           --
  Securitized financial assets, net of tax                                    --        (1.3)          --           --           --
  Goodwill and other intangible assets, net of tax                            --          --           --           --       (242.6)
                                                                        --------    --------     --------     --------     --------
Net income (loss) from Property Casualty Operations*                    $  527.2    $  381.0     $  (34.1)    $  327.4     $  124.1
                                                                        ========    ========     ========     ========     ========

*Includes investment results, net of taxes
   Net investment income                                                $  387.0    $  379.5     $  353.0     $  366.6     $  360.4
   Realized investment gains (losses)                                   $  125.6    $   31.9     $   63.9     $   (9.8)    $   18.7


(1) These financial statements include the combination of the Commercial Lines and Personal Lines segments and exclude Interest Expense and Other (which principally includes holding company financing activities.)

TRAVELERS PROPERTY CASUALTY CORP.                      [TRAVELERS LOGO]
PROPERTY CASUALTY OPERATIONS - SELECTED STATISTICS
(in millions)

                                                               1Q             2Q            3Q             4Q             1Q
                                                              2001           2001          2001            2001          2002
                                                            ---------      ---------      ---------      ---------      ---------
Statutory underwriting (1)
Net written premiums                                        $ 2,387.7      $ 2,431.1      $ 2,433.4      $ 2,581.9      $ 2,725.1

Net earned premiums                                         $ 2,231.9      $ 2,290.8      $ 2,314.2      $ 2,557.1      $ 2,584.6
Losses and loss adjustment expenses                           1,578.2        1,723.5        2,380.3        1,900.9        1,935.5
Other underwriting expenses                                     678.3          642.0          669.7          695.8          722.2
                                                            ---------      ---------      ---------      ---------      ---------
Statutory underwriting loss                                     (24.6)         (74.7)        (735.8)         (39.6)         (73.1)
Policyholder dividends                                            8.9            3.3            7.3            8.8            7.4
                                                            ---------      ---------      ---------      ---------      ---------
Statutory underwriting loss after policyholder dividends    $   (33.5)     $   (78.0)     $  (743.1)     $   (48.4)     $   (80.5)
                                                            =========      =========      =========      =========      =========

Statutory combined ratio (1,2)
Loss and loss adjustment expense ratio                           70.7%          75.2%         102.9%          74.3%          74.9%
Other underwriting expense ratio                                 28.4%          26.4%          27.5%          27.0%          26.5%
                                                            ---------      ---------      ---------      ---------      ---------
   Combined ratio                                                99.1%         101.6%         130.4%         101.3%         101.4%
                                                            =========      =========      =========      =========      =========

GAAP combined ratio (1,2,3)
Loss and loss adjustment expense ratio                           70.6%          75.0%         102.7%          73.9%          74.6%
Other underwriting expense ratio                                 27.5%          26.8%          26.4%          28.1%          25.9%
                                                            ---------      ---------      ---------      ---------      ---------
   Combined ratio                                                98.1%         101.8%         129.1%         102.0%         100.5%
                                                            =========      =========      =========      =========      =========

Other statutory statistics

Reserves for losses and loss adjustment expenses (1)        $19,272.4      $19,189.6      $19,772.1      $20,214.5      $20,193.0
Increase (decrease) in reserves (1)*                        $  (155.7)     $   (82.8)     $   582.5      $   442.4      $   (21.5)
Statutory surplus                                           $ 7,436.5      $ 7,554.0      $ 7,465.4      $ 7,687.3      $ 7,692.9
Net written premiums/surplus (4)                               1.24:1         1.25:1         1.27:1         1.36:1         1.37:1


* Payments on environmental and cumulative injury claims incurred in prior years are reflected as a decrease in reserves. Such payments do not have any impact on reported GAAP earnings.

(1) 3Q01 includes the effect of the terrorist attack on September 11, 2001, which resulted in a decrease of $49.0 million to premiums, and an increase of $704.0 million and $753.0 million to losses and loss adjustment expenses and reserves and statutory underwriting loss, respectively. Excluding the effect of this event, the statutory loss and loss adjustment expense ratio, other underwriting expense ratio, and combined ratio for the third quarter 2001 were 70.9%, 27.0% and 97.9%, respectively. Excluding the effect of this event, the GAAP loss and loss adjustment expense ratio, other underwriting expense ratio, and combined ratio for the third quarter 2001 were 70.7%, 25.9% and 96.6%, respectively.

(2)   Before policyholder dividends.

(3) For purposes of computing GAAP combined ratios, fee income is allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses. Fee income allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses was $40.5 million and $37.2 million in 1Q01, $36.6 million and $47.3 million in 2Q01, $45.6 million and $47.6 million in 3Q01, $45.3 million and $47.3 million in 4Q01 and $51.6 million and $51.1 million in 1Q02, respectively.

(4)   Based on 12 month rolling net written premiums.

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
COMMERCIAL LINES - SELECTED STATISTICS

(in millions)


                                                               1Q           2Q            3Q           4Q              1Q
                                                              2001         2001           2001         2001           2002
                                                            --------      --------      --------      --------      --------
GAAP operating income (loss)                                $  300.7      $  302.5      $ (132.0)     $  277.9      $  277.6
                                                            ========      ========      ========      ========      ========

Net written premiums by market (1)
National accounts                                           $  126.2      $   77.0      $  115.8      $   99.9      $   96.8
Commercial accounts                                            546.9         527.1         528.8         792.9         859.3
Select accounts                                                429.4         439.6         411.7         432.5         455.0
Bond                                                           167.6         142.4         147.8         132.4         131.6
Gulf                                                           174.8         189.5         153.9          90.0         145.0
                                                            --------      --------      --------      --------      --------
    Total net written premiums                              $1,444.9      $1,375.6      $1,358.0      $1,547.7      $1,687.7
                                                            ========      ========      ========      ========      ========

Statutory underwriting (1)
Net written premiums                                        $1,444.9      $1,375.6      $1,358.0      $1,547.7      $1,687.7
                                                            ========      ========      ========      ========      ========

Net  earned premiums                                        $1,288.5      $1,312.5      $1,310.8      $1,518.3      $1,554.6
Losses and loss adjustment expenses                            901.5         947.0       1,578.9       1,102.5       1,149.8
Other underwriting expenses                                    430.3         383.7         396.2         434.4         460.6
                                                            --------      --------      --------      --------      --------
Statutory underwriting loss                                    (43.3)        (18.2)       (664.3)        (18.6)        (55.8)
Policyholder dividends                                           8.9           3.3           7.3           8.8           7.4
                                                            --------      --------      --------      --------      --------
Statutory underwriting loss after policyholder dividends    $  (52.2)     $  (21.5)     $ (671.6)     $  (27.4)     $  (63.2)
                                                            ========      ========      ========      ========      ========

Statutory combined ratio (1,2)
Loss and loss adjustment expense ratio                          70.0%         72.2%        120.5%         72.6%         74.0%
Other underwriting expense ratio                                29.8%         27.9%         29.2%         28.1%         27.3%
                                                            --------      --------      --------      --------      --------
   Combined ratio                                               99.8%        100.1%        149.7%        100.7%        101.3%
                                                            ========      ========      ========      ========      ========

GAAP combined ratio (1,2,3)
Loss and loss adjustment expense ratio                          69.8%         71.7%        120.1%         71.9%         73.4%
Other underwriting expense ratio                                27.4%         28.7%         27.3%         29.1%         25.7%
                                                            --------      --------      --------      --------      --------
   Combined ratio                                               97.2%        100.4%        147.4%        101.0%         99.1%
                                                            ========      ========      ========      ========      ========

Other statistics

Net investment income (pre-tax)                             $  416.7      $  416.9      $  382.1      $  399.0      $  382.4
Effective tax rate on net investment income                     26.5%         26.7%         25.8%         25.8%         25.4%
Catastrophe losses, net of reinsurance (after-tax)          $    8.2      $   12.3      $  447.9      $    2.1      $     --



(1) 3Q01 includes the effect of the terrorist attack on September 11, 2001, which resulted in a decrease of $45.0 million to premiums, and an increase of $644.0 million and $689.0 million to losses and loss adjustment expenses and statutory underwriting loss, respectively. Excluding the effect of this event, the statutory loss and loss adjustment expense ratio, other underwriting expense ratio, and combined ratio for the third quarter 2001 were 69.0%, 28.2% and 97.2%, respectively. Excluding the effect of this event, the GAAP loss and loss adjustment expense ratio, other underwriting expense ratio, and combined ratio for the third quarter 2001 were 68.6%, 26.4% and 95.0%, respectively.

(2)   Before policyholder dividends.

(3) For purposes of computing GAAP combined ratios, fee income is allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses. Fee income allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses was $40.5 million and $37.2 million in 1Q01, $36.6 million and $47.3 million in 2Q01, $45.6 million and $47.6 million in 3Q01, $45.3 million and $47.3 million in 4Q01 and $51.6 million and $51.1 million in 1Q02, respectively.

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
PERSONAL LINES - SELECTED STATISTICS

(in millions)

                                                        1Q            2Q           3Q            4Q             1Q
                                                       2001          2001         2001          2001           2002
                                                      --------     --------      --------      --------      --------
GAAP operating income                                 $   96.4     $   49.7      $   34.8      $   60.1      $   71.2
                                                      ========     ========      ========      ========      ========

Net written premiums by product line (1)
Auto                                                  $  621.7     $  653.7      $  663.0      $  652.3      $  687.1
Homeowners and other                                     321.1        401.8         412.4         381.9         350.3
                                                      --------     --------      --------      --------      --------
  Total net written premiums                          $  942.8     $1,055.5      $1,075.4      $1,034.2      $1,037.4
                                                      ========     ========      ========      ========      ========

Net written premiums by distribution channel (1)
Independent agents                                    $  756.2     $  847.0      $  868.1      $  836.6      $  850.7
Additional distribution                                  159.1        174.5         179.7         173.8         165.0
Other                                                     27.5         34.0          27.6          23.8          21.7
                                                      --------     --------      --------      --------      --------
  Total net written premiums                          $  942.8     $1,055.5      $1,075.4      $1,034.2      $1,037.4
                                                      ========     ========      ========      ========      ========

Statutory underwriting (1)
Net written premiums                                  $  942.8     $1,055.5      $1,075.4      $1,034.2      $1,037.4
                                                      ========     ========      ========      ========      ========

Net earned premiums                                   $  943.4     $  978.3      $1,003.4      $1,038.8      $1,030.0
Losses and loss adjustment expenses                      676.7        776.5         801.4         798.4         785.7
Other underwriting expenses                              248.0        258.3         273.5         261.4         261.6
                                                      --------     --------      --------      --------      --------
Statutory underwriting gain (loss)                    $   18.7     $  (56.5)     $  (71.5)     $  (21.0)     $  (17.3)
                                                      ========     ========      ========      ========      ========

Statutory combined ratio (1)
Loss and loss adjustment expense ratio                    71.7%        79.4%         79.9%         76.9%         76.3%
Other underwriting expense ratio                          26.3%        24.5%         25.4%         25.3%         25.2%
                                                      --------     --------      --------      --------      --------
   Combined ratio                                         98.0%       103.9%        105.3%        102.2%        101.5%
                                                      ========     ========      ========      ========      ========

GAAP combined ratio (1)
Loss and loss adjustment expense ratio                    71.7%        79.4%         79.9%         76.9%         76.3%
Other underwriting expense ratio                          27.5%        24.3%         25.2%         26.6%         26.2%
                                                      --------     --------      --------      --------      --------
   Combined ratio                                         99.2%       103.7%        105.1%        103.5%        102.5%
                                                      ========     ========      ========      ========      ========

Other statistics

Net investment income (pre-tax)                       $  114.2     $  102.7      $   95.9      $   97.4      $  104.3
Effective tax rate on net investment income               29.2%        28.1%         27.7%         27.9%         28.2%
Catastrophe losses, net of reinsurance (after-tax)    $     --     $   42.3      $   41.6      $    2.3      $   10.4


(1) 3Q01 includes the effect of the terrorist attack on September 11, 2001, which resulted in a decrease of $4.0 million to premiums, and an increase of $60.0 million and $64.0 million to losses and loss adjustment expenses and statutory underwriting loss, respectively. Excluding the effect of this event, the statutory loss and loss adjustment expense ratio, other underwriting expense ratio, and combined ratio for the third quarter 2001 were 73.6%, 25.3% and 98.9%, respectively. Excluding the effect of this event, the GAAP loss and loss adjustment expense ratio, other underwriting expense ratio, and combined ratio for the third quarter 2001 were 73.6%, 25.1% and 98.7%, respectively.

TRAVELERS PROPERTY CASUALTY CORP.
INVESTMENT PORTFOLIO                                           [TRAVELERS LOGO]
(at carrying value, in millions)


                                                                         At                               At
                                                                       March 31,      Pre-tax Book     December 31,   Pre-tax Book
                                                                        2002             Yield            2001          Yield
                                                                        ----             -----            ----          -----
INVESTMENT PORTFOLIO

  Taxable fixed maturities (including
    redeemable preferred stock)                                       $14,385.0             7.15 %      $14,911.0          7.27 %
  Tax-exempt fixed maturities                                          10,952.2             5.10         10,939.7          5.13
  Non-redeemable preferred stocks                                         945.0             6.83          1,000.9          6.86
  Common stocks                                                            79.4              N/A             81.4           N/A
  Mortgage loans                                                          272.3            10.21            274.4         10.29
  Real estate held for sale                                                38.3             0.07             38.3         10.24
  Short-term securities                                                 3,092.6             1.99          2,798.3          2.23
  Trading securities                                                      754.4              N/A            628.1           N/A
  Other investments (1)                                                 1,956.8              N/A          1,946.5           N/A
                                                                      ---------        ---------        ---------      --------
     TOTAL INVESTMENTS                                                $32,476.0             5.91 %      $32,618.6          6.05 %
                                                                      =========        =========        =========      ========

  Net unrealized gain on investment securities,
         net of tax, included in stockholders' equity                 $    86.3                         $   256.2
                                                                      =========                         =========


         (1) Primarily includes securities partnership interests held for long-term appreciation. Other investments that generate only intermittent income are also included in this category and yields fluctuate accordingly.

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
INVESTMENT PORTFOLIO - FIXED MATURITIES DATA
(at carrying value, in millions)

                                                                                              At                  At
                                                                                            March 31,          December 31,
                                                                                              2002               2001
                                                                                           ---------           ---------
Fixed maturities

  Mortgage-backed securities - principally obligations of U.S. Government agencies         $ 5,485.5           $ 5,608.8
  U.S. Treasury securities and obligations of U.S. Government corporations and agencies      1,358.0             1,383.1
  Corporates (including redeemable preferreds)                                               6,944.8             7,231.1
  Obligations of states and political subdivisions                                          11,009.3            11,009.7
  Debt securities issued by foreign governments                                                539.6               618.0
  Trading securities                                                                           617.3               507.9
                                                                                           ---------           ---------
    Total fixed maturities                                                                 $25,954.5           $26,358.6
                                                                                           =========           =========

FIXED MATURITIES
QUALITY CHARACTERISTICS*
(as of March 31, 2002)

                                                                            Amount    % of Total
                                                                          ---------    ---------
Quality Ratings

  Aaa                                                                     $13,015.8       51.4 %
  Aa                                                                        4,421.3         17.4
  A                                                                         2,679.8         10.6
  Baa                                                                       3,537.8         14.0
                                                                          ---------    ---------
    Total investment grade                                                 23,654.7         93.4
                                                                          ---------    ---------
  Ba                                                                        1,041.7          4.1
  B                                                                           464.2          1.8
  Caa and lower                                                               176.6          0.7
                                                                          ---------    ---------
    Total below investment grade                                            1,682.5          6.6
                                                                          ---------    ---------
Total fixed maturities, excluding trading securities                      $25,337.2      100.0 %
                                                                          =========    =========
Trading securities                                                        $   617.3
                                                                          =========
Average weighted quality                                                    AA3,AA-
                                                                          ---------
Average duration of fixed maturities and short-term securities            5.8 years
                                                                          ---------
Average duration of fixed maturities (excluding short-term securities)    6.4 years
                                                                          ---------

 * Rated using external rating agencies, or by Travelers Property Casualty Corp.'s internal analysts when a public rating does not exist. Below investment grade assets refer to securities rated "Ba1" or below.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 15, 2002                       Travelers Property Casualty Corp.


                                            By:  /s/ Daniel W. Jackson
                                            --------------------------------
                                            Name:  Daniel W. Jackson
                                            Title: Assistant Secretary